WAIVER AND AGREEMENT

WAIVER AND AGREEMENT (this “Agreement”), dated as of October 26, 2007, among PURE BIOFUELS CORP., a Nevada corporation (“Holdings”), PURE BIOFUELS DEL PERU S.A.C., a Peruvian corporation, PALMA INDUSTRIAL S.A.C., a Peruvian corporation (collectively, the “Borrowers”), the subsidiaries of the Borrowers (collectively, the “Subsidiary Guarantors”), and PLAINFIELD SPECIAL SITUATIONS MASTER FUND LIMITED, a Cayman Islands company, as the Lender and as Administrative Agent under the Loan Agreement (in such capacity, the “Administrative Agent”). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Loan Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, Holdings, the Borrowers, the Lender and the Administrative Agent are parties to a Loan Agreement, dated as of September 12, 2007 (the “Loan Agreement”);

WHEREAS, Holdings has informed the Administrative Agent and the Lender that a Default and/or Event of Default has occurred under Section 13.20 of the Loan Agreement with respect to post-closing matters Nos. 1 and 9 on Schedule 13.20 of the Loan Agreement (each a “Specified Default”);

WHEREAS, Holdings and the Borrowers have requested, and the Lender has agreed, subject to the terms and conditions of this Agreement, to continue to make available to the Borrowers, on a discretionary basis, Loans notwithstanding the existence of the Specified Defaults; and

WHEREAS, subject to the terms and conditions of this Agreement, the parties hereto agree as follows.

NOW, THEREFORE, it is agreed:

1.      Notwithstanding the existence of the Specified Defaults, so long as (a) no other Default or Event of Default exists under the Loan Agreement, (b) all other conditions precedent set forth in the Loan Agreement to the obligation of the Lenders to make Loans have been satisfied and (c) all terms and conditions of this Agreement have been satisfied, the Lender hereby agrees that the Borrowers may incur Loans under the Loan Agreement in accordance with (and subject to) the terms and conditions thereof and to waive the Specified Defaults until November 27, 2007.

2.      Notwithstanding the existence of the Specified Defaults, the Administrative Agent confirms receipt of the Borrower’s Notice of Borrowing dated as of the date hereof and agrees to fund the Borrowing request on the date specified in such Notice of Borrowing. If the conditions set forth in paragraph 1 above are satisfied, but the Lender does not fund such Borrowing request, then Holdings shall not be required to issue the shares of Common Stock set forth in paragraph 7 hereof; provided, however, that the funding of such Borrowing request does not obligate the Lender to fund any additional Borrowing requests unless otherwise required to do so pursuant to the Loan Agreement (as modified hereby).

3.      The Lender hereby acknowledges and confirms that post-closing matters Nos. 2, 4, 5, 6, 7 and 8 on Schedule 13.20 of the Loan Agreement have been previously satisfied.

4.      The Lender hereby waives the obligation of the Borrowers to deliver to the Administrative Agent a fully executed Consent and Agreement from Ecosecurities Group, PLC under post closing matters No. 2 on Schedule 13.20 of the Loan Agreement. All other obligations of the Borrowers and Holdings pursuant to Section 13.20 of the Loan Agreement shall remain in full force and effect.

5.      The parties hereto hereby acknowledge and agree that (a) the Lender has not waived any existing or future Defaults or Events of Default under the Loan Agreement (other than the Specified Defaults on the terms and conditions set forth herein), (b) neither Holdings nor the Borrowers should assume that Holdings, the Borrowers or any of their respective Subsidiaries or Affiliates has a commitment from the Lender or the Administrative Agent to forbear or “stand still”, except as expressly provided herein, (c) no past or future forbearance on the part of the Administrative Agent or the Lender should be viewed as a limitation upon or waiver of the absolute right and privilege of the Lender or the Administrative Agent in exercising remedies that currently or may in the future exist, except as expressly provided herein, and (d) no course of dealing shall be deemed to be established as a consequence of the Lender agreeing to making the Loans described in paragraph 1 hereof notwithstanding the existence of the Specified Defaults.

6.      In order to induce the Lender to enter into this Agreement, each of Holdings and the Borrowers hereby represents and warrants that, except for the Specified Defaults, (a) no Default or Event of Default exists as of the Effective Date (as defined below), both immediately before and immediately after giving effect to this Agreement, and (b) all of the representations and warranties contained in the Loan Agreement and the other Loan Documents are true and correct in all material respects on the Effective Date, both immediately before and immediately after giving effect to this Agreement, with the same effect as though such representations and warranties had been made on and as of the Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

7.      In order to further induce the Lender to enter into this Agreement, if all the Specified Defaults have not been cured prior to 12:00 p.m. (noon) New York City time on any of the dates specified below to the reasonable satisfaction of the Administrative Agent in its sole and absolute discretion, Holdings agrees to, and shall, on such date, direct Holdings’ transfer agent to issue to Plainfield Peru II LLC the number of shares of Common Stock specified below with respect to such date (each such date of issuance, a “Common Stock Issuance Date”).

Date	Number of Shares To Be Issued
October 29, 2007	250,000
November 5, 2007	100,000
November 12, 2007	100,000
November 19, 2007	100,000
November 26, 2007	100,000

8.      Holdings represents and warrants that each share of Common Stock of Holdings that will be issued and outstanding on each Common Stock Issuance Date will be duly authorized and validly issued and fully paid and nonassessable, and the issuance thereof will not be subject to any preemptive rights or in violation of any Applicable Law (as such term is defined in the Securities Purchase Agreement). Holdings agrees that the shares of Common Stock issued pursuant to paragraph 7 above shall constitute “Registrable Securities” under the Registration Rights Agreement.

9.      Each of the Credit Parties acknowledges and agrees that the Loan Agreement and each other Loan Document, and all Obligations thereunder, are valid and enforceable against it in every respect and all of the terms and conditions thereof are legally binding upon it, in each case without offset, counterclaim or defense of any kind.

10.      By executing and delivering a counterpart hereof, each Credit Party hereby agrees that all Loans and other Obligations shall be fully guaranteed pursuant to the Holdings Guaranty and the Subsidiaries Guaranty in accordance with the terms and provisions thereof and shall be fully secured pursuant to the applicable Security Documents.

11.      In consideration of the execution of this Agreement by the Lender and the Administrative Agent, each Credit Party unconditionally and irrevocably acquits and fully forever releases and discharges the Lender, the Administrative Agent and all affiliates, partners, subsidiaries, officers, employees, agents, attorneys, principals, directors and shareholders of such Persons, and their respective heirs, legal representatives, successors and assigns (collectively, the “Releasees”) from any and all claims, demands, causes of action, obligations, remedies, suits, damages and liabilities of any nature whatsoever, whether now known, suspected or claimed, whether arising under common law, in equity or under statute, which such Credit Party ever had or now has against any of the Releasees and which may have arisen at any time prior to the date hereof and which were in any manner related to this Agreement, the Loan Agreement, any other Loan Document or related documents, instruments or agreements or the enforcement or attempted or threatened enforcement by any of the Releasees of any of their respective rights, remedies or recourse related thereto (collectively, the “Released Claims”). Each Credit Party covenants and agrees never to commence, voluntarily aid in any way, prosecute or cause to be commenced or prosecuted against any of the Releasees any action or other proceeding based upon any of the Released Claims.

12.      This Agreement is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Loan Agreement or any other Loan Document.

13.      This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Administrative Agent.

14.      THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).

15.      This Agreement shall become effective on the date (the “Effective Date”) when (x) Holdings, each Borrower, each Subsidiary Guarantor, the Administrative Agent and the Lender shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: John May (facsimile number: 212-354-8113 / e-mail address: jmay@whitecase.com) and (y) the Company shall have paid all accrued and unpaid costs, fees and expenses of White & Case LLP and of Estudio Echecopar, as counsels to the Administrative Agent, such payments to White &Case and Estudio Echecopar shall be deducted from the Loan made pursuant to the Notice of Borrowing described in paragraph 2 above.

16.      From and after the Effective Date, all references in the Loan Agreement and each of the other Loan Documents to the Loan Agreement shall be deemed to be references to the Loan Agreement as modified hereby.

* * *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

Address: Av. Canaval y Moreyra 380 of 402 San Isidro, Lima Peru Attention: Luis Goyzueta Telephone: +511-221-7365 Facsimile: +511-221-7347	PURE BIOFUELS DEL PERU S.A.C., as a Borrower By: /s/ Luis Goyzueta Name: Luis Goyzueta Title: Authorized Signatory
Address: Av. Canaval y Moreyra 380 of 402 San Isidro, Lima Peru Attention: Luis Goyzueta Telephone: +511-221-7365 Facsimile: +511-221-7347	PALMA INDUSTRIAL S.A.C., as a Borrower By: /s/ Gonzalo Campos Name: Gonzalo Campos Title: General Manager
Address: 9440 Little Santa Monica Blvd. Suite 401 Beverly Hills, Ca 90210 Attention: Steven Magami Telephone: (310) 402-5901 Facsimile: (310) 402-5947	PURE BIOFUELS CORP., as a Guarantor By: /s/ Steven Magami Name: Steven Magami Title: President

Address:
Av. Canaval y Moreyra 380 of 402	ACEITE PUCALLPA S.A.C.,
San Isidro, Lima	as a Guarantor
Peru
Attention: Luis Goyzueta	By: /s/ Gonzalo Campos
Telephone: +511-221-7365	Name: Gonzalo Campos
Facsimile: +511-221-7347	Title: General Manager

Address:
Av. Canaval y Moreyra 380 of 402	PALMAS TROPICALES S.A.C.,
San Isidro, Lima	as a Guarantor
Peru
Attention: Luis Goyzueta	By:/s/ Gonzalo Campos
Telephone: +511-221-7365	Name: Gonzalo Campos
Facsimile: +511-221-7347	Title: General Manager

Address:
Av. Canaval y Moreyra 380 of 402	PUCAPALMA S.A.C.,
San Isidro, Lima	as a Guarantor
Peru
Attention: Luis Goyzueta	By:/s/ Gonzalo Campos
Telephone: +511-221-7365	Name: Gonzalo Campos
Facsimile: +511-221-7347	Title: General Manager

Address:
Av. Canaval y Moreyra 380 of 402	ECOPALMA S.A.C.,
San Isidro, Lima	as a Guarantor
Peru
Attention: Luis Goyzueta	By:/s/ Gonzalo Campos
Telephone: +511-221-7365	Name: Gonzalo Campos
Facsimile: +511-221-7347	Title: General Manager

Address:
Sarmiento 580, 4th Floor	PURE BIOCARBURANTES S.A.,
City of Buenos Aires	as a Guarantor
Argentina
Attention: Luis Goyzueta	By: /s/ Luis Goyzueta
Telephone: +511-221-7365	Name: Luis Goyzueta
Facsimile: +511-221-7347	Title: Authorized Signatory

Address:
Av. Canaval y Moreyra 380 of 402	PALMAS DE ORIENTE S.A.C.,
San Isidro, Lima	as a Guarantor
Peru
Attention: Luis Goyzueta	By:/s/ Gonzalo Campos
Telephone: +511-221-7365	Name: Gonzalo Campos
Facsimile: +511-221-7347	Title: General Manager

PLAINFIELD SPECIAL SITUATIONS MASTER FUND LIMITED, as the Lender and as Administrative Agent

By:/s/ Steven Segaloff
Name: Steven Segaloff
Title: Authorized Signatory